Other Current Liabilities (Details) - Nonrelated Party ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Other Current Liabilities
Payable of deposits	¥ 19,889		¥ 18,621
Accrued VAT tax payable	30,079		43,544
Payable to the users	24,212		22,665
Payable of employee benefits	5,968		8,326
Reimbursement from the depositary bank	28,115		28,754
Others	15,970		10,045
Total	¥ 124,233	$ 17,765	¥ 131,955